UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 18, 2013 (December 12, 2013)

FIRST PHYSICIANS CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30326	77-0557617
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

433 North Camden Drive #810, Beverly Hills, California	90210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 860-2501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On December 12, 2013, and pursuant to duly adopted resolutions by the Board of Directors of First Physician’s Capital Group, Inc., a Delaware corporation (the “Registrant”), the Registrant filed the Certificate of Designation of Rights and Preferences of Series 7-A Convertible Preferred Stock, attached hereto as Exhibit 3.1 and incorporated herein by reference (the “Certificate of Designation”), with the Secretary of State of the State of Delaware. The Certificate of Designation sets forth the rights and preferences of the Registrant’s Series 7-A Convertible Preferred Stock, par value $0.01 per share (the “Series 7-A Preferred Stock”) and authorizes 7,000 shares of Series 7-A Preferred Stock for issuance.

(b) Not applicable.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Designation of Rights and Preferences of Series 7-A Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PHYSICIANS CAPITAL GROUP, INC.

Date: December 18, 2013	By	/s/ Sean Kirrane
Sean Kirrane
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Designation of Rights and Preferences of Series 7-A Convertible Preferred Stock.